Exhibit 10.1

FIFTH MODIFICATION OF WAIVER AND

SIXTH AMENDMENT TO CREDIT AGREEMENT

(TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)

THIS FIFTH MODIFICATION OF WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of May 26,  2005 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and CALYON NEW YORK BRANCH (successor by merger to CREDIT LYONNAIS NEW YORK BRANCH), as the Syndication Agent (the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. and COMERICA BANK, as the Co-Documentation Agents (the “Co-Documentation Agents”).

GENERAL RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 1997, as amended and restated through November 10, 2003, and as amended by that certain Waiver And First Amendment To Credit Agreement (the “Waiver and First Amendment”) dated as of April 5, 2004, that Modification of Waiver and Second Amendment to Credit Agreement (the “Modification of Waiver”) dated August 31, 2004, that Second Modification of Waiver and Third Amendment to Credit Agreement (the “Second Modification of Waiver”), that Third Modification of Waiver and Fourth Amendment to Credit Agreement (the “Third Modification of Waiver”) dated March 30, 2005 and that Fourth Modification of Waiver and Sixth Amendment to Credit Agreement (the “Fourth Modification of Waiver”) dated April 29,  2005 (and as hereafter amended, restated, supplemented or modified, the “Credit Agreement”);

WHEREAS, the Lenders and Borrower desire to modify certain provisions of the Waiver and First Amendment as previously modified by the Modification of Waiver, the Second Modification of Waiver, the Third Modification of Waiver and the Fourth Modification of Waiver; and

WHEREAS, except as otherwise provided in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment, and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

(a)                                  Modification of Recitals (Section 1(a) of Waiver and First Amendment).

1.                                       Paragraph 3 of Section 1(a) (Recitals) of the Waiver and First Amendment is hereby amended and restated to read as follows:

“3.                                 As a result of the Restatements, the Loan Parties: (1) could not finalize and deliver their Annual Financial Statements for their fiscal year ending December 31, 2003 (the “2003 Annual Statements”), and expect that they will not be able to finalize their Annual Financial Statements for their fiscal year ending December 31, 2004 (the “2004 Annual Statements”), by the due dates therefor under Section 7.3.2 of the Credit Agreement and (2) could not finalize and deliver their Quarterly Financial Statements for their fiscal quarters ending March 31, 2004 (the “March 31, 2004 Quarterly Statements”), June 30, 2004 (the “June 30, 2004 Quarterly Statements”), September 30, 2004 (the “September 30, 2004 Quarterly Statements”), March 31, 2005 (the “March 31, 2005 Quarterly Statements”), and expect that they will not be able to finalize and deliver their Quarterly Financial Statements for their fiscal quarters ending June 30, 2005 (the “June 30, 2005 Quarterly Statements”) and September 30, 2005 (the “September 30, 2005 Quarterly Statements”) by the due dates therefor under Section 7.3.1 of the Credit Agreement.”

2.                                       Paragraphs 5 and 6 of Section 1(a) (Recitals) of the Waiver and First Amendment are hereby amended and restated to read as follows:

“5.                                 As a result of the Restatements, the Borrower was not able to file its Annual Reports on Form 10-K for 2003 (the “2003 Form 10-K”) or its Annual Report on Form 10-K (the “2004 Form 10-K”) or its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2004 (the “March 2004 10-Q”), June 30, 2004 (the “June 2004 10-Q”), September 30, 2004 (the “September 2004 10-Q”) and March 31, 2005 (the “March 2005 10-Q”), and is unlikely to file its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2005 (the “June 2005 10-Q”) and September 30, 2005 (the “September 2005 10-Q”), in a timely manner.  That failure might be deemed a violation of Law as contemplated by Sections 5.1.19 and 7.1.9 of the Credit Agreement.

6.                                       Unless waived, failure to complete the 2003 Form 10-K, the 2004 Form 10-K, the March 2004 10-Q, the June 2004 10-Q, the September 2004 10-Q, the March 2005 10-Q, the June 2005 10-Q and the September 2005 10-Q, and to deliver copies of the same to the trustees under the 6 3/8% Notes Indenture and the 8 3/8% Notes Indenture and the holders of the notes issued thereunder in a timely manner has constituted, or will constitute, an event which, with the giving of notice and the

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passage of 60 days after the giving of such notice as provided in such Indentures, will constitute an Event of Default under such Indentures which will then permit the acceleration of the indebtedness outstanding thereunder.  Section 8.1.5 of the Credit Agreement provides that the occurrence of a default or event of default under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $20,000,000 in the aggregate, will constitute an Event of Default under the Credit Agreement if such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of Indebtedness.”

(b)                                 Modification of Waivers (Section 1(b) of Waiver and First Amendment).

Section 1(b) (Waivers and Agreement) of the Waiver and First Amendment is hereby amended and restated to read as follows:

“(b) Waivers and Agreement.

Subject to the agreements and conditions set forth in Section 1(c) [Agreements] and Section 2 [Amendments] of this Amendment, and the other terms of this Amendment, the Lenders hereby waive (i) the requirement that the Loan Parties deliver, on the due dates therefor under Section 7 of the Credit Agreement, the 2003 Annual Statements, the March 31, 2004 Quarterly Statements, the June 30, 2004 Quarterly Statements, the September 30, 2004 Quarterly Statements, the 2004 Annual Statements, the March 31, 2005 Quarterly Statements, the June 30, 2005 Quarterly Statements, and the September 30, 2005 Quarterly Statements and the Compliance Certificates which are due concurrently with the delivery of such statements, (ii) the provisions of Sections 5.1.19 and 7.1.9 of the Credit Agreement to the extent the failure to file the 2003 Form 10-K, the 2004 Form 10-K, the March 2004 10-Q, the June 2004 10-Q, the September 2004 10-Q, the March 2005 10-Q, the June 2005 10-Q and September 2005 10-Q in a timely manner constitutes a violation of the representations, warranties and covenants contained in Sections 5.1.19 and 7.1.9 of the Credit Agreement, and (iii) the provisions of Section 5.1.9 and Section 7.1.7 of the Credit Agreement to the extent the Restatements cause the financial statements of the Borrower and its consolidated Subsidiaries not to meet the requirements of Section 5.1.9 of the Credit Agreement or reflect that the Borrower failed to maintain adequate books and records as required by Section 7.1.7 of the Credit Agreement and hereby waive any Potential Default or Event of Default which might otherwise be occasioned by any of the foregoing; provided however, that the Lenders do not waive any Potential Default or Event of Default resulting from the breach of any financial covenants contained in Sections 7.2.16, 7.2.17 or 7.2.18 of the Credit Agreement occasioned by any of the foregoing. In addition, the Lenders hereby acknowledge and agree that the events described in Section 1(a)6 of this Amendment will not constitute a Potential Default or an Event of Default under the

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Credit Agreement unless and until the related notice as required by the Indenture has been given by the trustee under the related Indentures or the holders of the notes issued under the applicable Indentures and the related cure period in the Indentures has expired. To the extent any waiver contained herein relates to any representation or warranty contained in the Credit Agreement, any renewal of the representations and warranties required by the Credit Agreement shall mean that such representations and warranties are true and correct except to the extent such representations and warranties have been waived or modified hereby.”

(c)                                  Modification of Agreements (Section 1(c) of Waiver and First Amendment).

Clauses (2), (3), (4) and (9) of Section 1(c) (Agreements) of the Waiver and First Amendment are hereby amended and restated to read as follows (the other clauses of such Waiver and First Amendment, as previously amended are not being amended hereby and remain in full force and effect):

“(2)                            Draft Quarterly Statements for Second and Third Quarters of 2005.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal quarter ended June 30, 2005 (the “Draft June 30, 2005 Statements”) on or before August 19, 2005 and for the fiscal quarter ended September 30, 2005 (the “Draft September 30, 2005 Statements”) on or before November 19, 2005.  The Draft June 30, 2005 Statements and Draft September 30, 2005 Statements shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, and cash flows for the fiscal quarter then ended and the fiscal year through that date and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, all in reasonable detail and certified by the Borrower to reflect the Company’s financial condition and results of operations for the related period, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements and to any normal year-end audit adjustments;

(3)                                  Compliance Certificates Based on Draft Statements.  Concurrently with their delivery of each of their Draft June 30, 2005 Statements and Draft September 30, 2005 Statements (collectively, the “Draft Statements”), the Loan Parties shall deliver to the Administrative Agent and to the Lenders a Compliance Certificate in the form required by Section 7.3.3 [Compliance Certificate], but is based on the results contained in the applicable Draft Statements and is subject to the qualifications in the last clause of each of Sections 1(c)(1) and 1(c)(2) (each beginning “, subject to . . .”).  Compliance by the Loan Parties with their covenants, including their financial covenants, under the Credit Agreement shall be measured based on the Draft Statements and the Compliance Certificates delivered with such Draft Statements (as if such Draft Statements and Compliance Certificates were finalized versions), until the finalized financial statements and related Compliance Certificates have been delivered pursuant to

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Section 1(c)(4) of this Amendment, at which time such compliance shall be measured by such finalized financial statements and Compliance Certificates;

(4)                                  Finalized Financial Statements and Compliance Certificates.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders the following documents by the dates set forth below:

(i)                                     July 31, 2005.  By July 31, 2005, their 2003 Annual Statements, which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Section 7.3.2 of the Credit Agreement ( the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement) and concurrently with the delivery of such 2003 Annual Statements, a Compliance Certificate based on the results contained in such statements;

(ii)                                  October 31, 2005.  By October 31, 2005, their March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements, September 30, 2004 Quarterly Statements, and 2004 Annual Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Sections 7.3.2 and 7.3.1, as applicable, of the Credit Agreement (including, in the case of the 2004 Annual Statements, the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement) and concurrently with the delivery of such each such statement, a Compliance Certificate based on the results contained in such statement;

(iii)                               December 31, 2005.  By December 31, 2005, their March 31, 2005 Quarterly Statements, June 30, 2005 Quarterly Statements and September 30, 2005 Quarterly Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Section 7.3.1 of the Credit Agreement and concurrently with the delivery of such each such statements, a Compliance Certificate based on the results contained in such statements;

(9)                                  New Covenants.  The Loan Parties shall comply with the following covenants between the date hereof and the Compliance Date:

(i)                                     Cash Deposits.  The Loan Parties shall at all times maintain in one or more accounts (whether demand, time or other account) with the Lenders all cash of the Loan Parties other than (1) cash held in the ordinary course of business outside of the United States by Misr Key Energy Services, LLC in an amount not to exceed $3,000,000 at any time, and (2) other cash in an aggregate amount not to exceed $200,000 at any time.

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(ii)                                  Reporting of Cash Balance.  The Loan Parties shall, on or before each Tuesday following the completion of every calendar week, beginning with the calendar week ending on Friday, May 27, 2005 and continuing through the Compliance Date deliver to the Administrative Agent a report certified by an Authorized Officer of the Loan Parties, setting forth the amount of cash of the Loan Parties maintained in accounts with the Lenders as of the end of such week.”

2.                                       Representations.

The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

3.                                       Conditions to Effectiveness of this Amendment.

This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have occurred:

(a)                                  Execution and Delivery.  The Administrative Agent (or its counsel) shall have received a copy of this Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

(b)                                 Representations and Warranties.  The representations and warranties in Section 2 of this Amendment shall be true and correct and, after giving effect to this Amendment, no Potential Default or Event of Default shall exist and be continuing.

(c)                                  Fee.  The Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent’s counsel as instructed by the Administrative Agent) such Lender’s signed signature page to this Amendment on or before the close of business on May 31, 2005 a fee in the amount of .25% times such Lender’s Commitment.

4.                                       Miscellaneous.

(a)                                  Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement, the Waiver and First Amendment, the Modification of Waiver, the Second Modification of Waiver, the Third Modification of Waiver or the Fourth Modification of Waiver not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of

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the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein.  Except as expressly consented to hereby, the provisions of the Credit Agreement, the Waiver and First Amendment, the Modification of Waiver, the Second Modification of Waiver, the Third Modification of Waiver or the Fourth Modification of Waiver and the other Loan Documents are and shall remain in full force and effect.

(b)                                 Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(c)                                  Counterparts.  This Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

(d)                                 GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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[SIGNATURE PAGE 1 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KEY ENERGY SERVICES, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Chief Financial Officer

[SIGNATURE PAGE 2 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Thomas J. McCool
Name:	Thomas J. McCool
Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, individually and as Co-Lead Arranger

By:	/s/ Eric R. Hollingsworth
Name:	Eric R. Hollingsworth
Title:	Vice President

[SIGNATURE PAGE 4 OF 15 TO FIFTH MODIFICATION OF
WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

CALYON NEW YORK BRANCH, individually and as Syndication Agent

By:	/s/ Philippe Soustra
Name:	Philippe Soustra
Title:	Executive Vice President

By:	/s/ Attila Coach
Name:	Attila Coach
Title:	Managing Director

[SIGNATURE PAGE 5 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agent

By:	/s/ Dianne L. Russell
Name:	Dianne L. Russell
Title:	Vice President

[SIGNATURE PAGE 6 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, individually and as Co-Documentation Agent

By:	/s/ Mona M. Foch
Name:	Mona M. Foch
Title:	Senior Vice President – Texas Division

[SIGNATURE PAGE 7 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS

By:	/s/ Mark A. Cox
Name:	Mark A. Cox
Title:	Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Vice President

[SIGNATURE PAGE 8 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert Kadlick
Name:	Robert Kadlick
Title:	Duly Authorized Signatory

[SIGNATURE PAGE 9 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

HIBERNIA NATIONAL BANK

By:	/s/ Stephen H. Birnbaum
Name:	Stephen H. Birnbaum
Title:	Vice President

[SIGNATURE PAGE 10 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Vice President and Group Manager

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Vice President and Group Manager

[SIGNATURE PAGE 11 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

AMEGY BANK N.A. f/k/a SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Banking Officer

[SIGNATURE PAGE 12 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION
CORP.*
DAWSON PRODUCTION MANAGEMENT,
INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA,
INC.
KEY ENERGY SERVICES-SOUTH TEXAS,
INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY,
INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 13 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner,
Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid-Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 14 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC

By:	/s/ William M. Austin	(SEAL)
Name:	William M. Austin
Title:	Vice President of Q Services, Inc., the sole member of each sole general partner listed above

[SIGNATURE PAGE 15 OF 15 TO FIFTH MODIFICATION OF

WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC
KEY ENERGY SHARED SERVICES, LLC

By:	/s/ Kimberly R. Frye
Name:	Kimberly R. Frye
Title:	Manager of each limited liability company listed above